UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2005

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file Number)	Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 1, 2005, David Russell has been named Vice President, Drilling of Rowan Companies, Inc. with responsibility for worldwide drilling operations and will report directly to Chairman and Chief Executive Officer, D. F. McNease. Mr. Russell, who is 43, has been with the company for 21 years and has served as Vice President of Rowan Drilling Company, Inc., a subsidiary of Rowan Companies, Inc. for more than the past five years.

Additionally, Henry O. Boswell, a director of Rowan Companies, Inc. since 1988, retired effective January 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            ROWAN COMPANIES, INC.

                              By: /s/ E. E. THIELE_________________
            E. E. THIELE,
            Senior Vice President - Administration, Finance and Treasurer (Principal Financial Officer)

Dated: January 11, 2005

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